UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2010



[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

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       ANNUAL REPORT
       USAA SCIENCE & TECHNOLOGY FUND
       JULY 31, 2010

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FUND OBJECTIVE

LONG-TERM CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                               8

INVESTMENT OVERVIEW                                                           10

FINANCIAL INFORMATION

    Distributions to Shareholders                                             14

    Report of Independent Registered Public Accounting Firm                   15

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      25

    Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                               44

ADVISORY AGREEMENTS                                                           46

TRUSTEES' AND OFFICERS' INFORMATION                                           54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

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AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S. economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface. As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on European banks suggested they were in better shape than many had feared. Congress passed financial regulatory legislation,

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2  | USAA SCIENCE & TECHNOLOGY FUND
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and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected.
Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds. Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate-term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company, LLP*

    JOHN F. AVERILL, CFA                               BRUCE L. GLAZER
    NICOLAS B. BOULLET                                 ANITA M. KILLIAN, CFA
    ANN C. GALLO                                       MICHAEL T. MASDEA

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o  HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM?

   For its most recent fiscal year ended July 31, 2010, the Fund had a total return of 13.06%. This compares to returns of 13.84% for the S&P 500 Index (the Index) and 15.22% for the Lipper Science & Technology Funds Index.

   As of July 31, 2010, roughly 74% of Fund assets were invested in the technology sector, while approximately 24% of assets were invested in healthcare-related companies.

o  HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM?

   The technology sector outperformed the broader market, and the Fund's technology portion outperformed the S&P North American Technology Index, primarily due to favorable security selection in computers & peripherals, and underweight exposure to

   The S&P North American Technology Sector Index is the technology sub-index of the S&P North American Sector Indices. The S&P North American Technology Sector index family is designed as equity benchmarks for U.S. traded technology-related securities.

   Refer to page 11 for benchmark definitions.

   Past performance is no guarantee of future results.

   *Effective July 1, 2010, Michael Masdea became a co-manager of the Fund.

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4  | USAA SCIENCE & TECHNOLOGY FUND
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   semiconductors & semiconductor equipment as well as communications equipment. Positions in Seagate Technology plc, Apple, Inc., and Applied Micro Circuits Corp. were the leading contributors to performance relative to the Index.

   Security selection in software and a lack of exposure to Internet & catalog retail detracted from relative return. Western Union Co., Shanda Interactive Entertainment Ltd., and SanDisk Corp. were the largest individual detractors in terms of comparative performance.

o  WHAT IS WELLINGTON MANAGEMENT'S OUTLOOK FOR THE TECHNOLOGY SECTOR?

   Over the past 12 months, we have witnessed a strong cyclical recovery, and at present we believe that the most leveraged part of the cyclical recovery is over. Especially within the hardware and semiconductor sub-sectors, there had been a substantial undersupply versus demand, and now we are experiencing a period where supply is catching up. However, later-cycle technology areas, such as software and services, are still seeing pent-up demand because of underspending on infrastructure during the downturn, product cycles and innovation, and opportunities for productivity improvements. Importantly, we believe that despite the cyclical deceleration in some areas, overall technology growth compares very favorably with the rest of the market; we also think that valuations there are in line with or less expensive than the market. We believe that this makes technology investing attractive over the longer term.

   Within the portfolio, we are closely monitoring the possible implications of the European debt crisis on technology, as well as some signs of slowing growth in Asia. Against this backdrop, we continue to be overweight in Asian technology stocks due to secular trends in

   Seagate Technologies plc, ScanDisk Corp., and Shanda Interactive Entertainment Ltd. were sold out of the Fund prior to July 31, 2010.

   You will find a complete list of securities that the Fund owns on pages
   16-21.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   the region. These trends include market share gains from Western competitors, the rise of global brands and low technology penetration in this region. Within the services sub-sector, we favor business process outsourcing, as this industry leverages labor arbitrage as well as domain expertise to deliver savings on business processes such as accounts receivable, claims processing, and customer management. More broadly, the portfolio is positioned to take advantage of several long-term global secular trends such as connectivity, virtualization/cloud computing, business intelligence, and software as a service.

o  HOW DID THE FUND'S HEALTH CARE PORTION PERFORM?

   Healthcare stocks as a group underperformed the overall market. However, the Fund's health care portion outperformed the S&P 500 Health Care Index. Security selection within medical technology and health services made the largest contributions to performance as compared with the benchmark. Incyte Corp., Volcano Corp., and Gilead Sciences Inc. were the leading relative individual contributors. Security selection in biotechnology, combined with an underweight to pharmaceuticals and an overweight to biotechnology, hurt relative return. Unfavorable selection was driven by positions in Elan Corp., plc and Genzyme Corp. Not owning Bristol-Myers Squibb also detracted from relative return.

o  WHAT IS WELLINGTON MANAGEMENT'S OUTLOOK FOR THE HEALTHCARE SECTOR?

   Within healthcare services, we continue to believe that HMOs offer the best potential upside. In addition to benefiting from clarity on reform, the commercial underwriting cycle is approaching a bottom, setting 2011 up to be a strong year fundamentally. We also favor drug distribution stocks that are poised to benefit from what we think will be a resurgence in pharmaceutical spending, as well as the pending wave of generic conversions beginning in 2011. Although the late-stage

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6  | USAA SCIENCE & TECHNOLOGY FUND

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   contract research organizations have outperformed year to date, we remain positive on the sector due to its prospects for accelerating growth. In addition, the pharmaceutical and large-cap biotechnology sectors have remained relatively weak during 2010, in large part due to investor concerns regarding any adverse consequences from U.S. healthcare reform on the one hand, and drug pricing pressures from fiscally-stressed European governments on the other. However, we retain a positive view on both sectors, and believe that with time, the negative impacts of reform and European financial stress will be mitigated. Within the medical technologies sub-sector, most stocks have become attractively valued. We therefore continue to look for companies with underappreciated franchises or promising research & development projects. We are comfortable with our current portfolio positioning, but as always we will continue to closely monitor industry developments and make adjustments to the portfolio as needed.

   On behalf of our colleagues at USAA, we thank you for your investment in the Fund.

   The USAA Science & Technology Fund may be more volatile than funds that diversify across many industries because of the short life cycles and competitive pressures of many of the products or services of the companies this Fund invests in.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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FUND RECOGNITION

USAA SCIENCE & TECHNOLOGY FUND

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                          OVERALL MORNINGSTAR RATING(TM)
                           out of 186 technology funds
                       for the period ended July 31, 2010:

                                 OVERALL RATING
                                     * * * *

                                     3-YEAR
                                      * * *
                                out of 186 funds

                                     5-YEAR
                                      * * *
                                out of 177 funds

                                     10-YEAR
                                     * * * *
                                out of 119 funds

The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. Ratings are based on risk-adjusted returns.

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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

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8  | USAA SCIENCE & TECHNOLOGY FUND

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                             LIPPER LEADER (OVERALL)

                                       [5]
                                       TAX
                                   EFFICIENCY

The Fund is listed as a Lipper Leader for Tax Efficiency among 129 funds within the Lipper Science & Technology Funds category for the three-year period ended July 31, 2010. The Fund Shares received a Lipper Leader rating for Tax Efficiency among 114 and 74 funds for the five- and 10-year periods, respectively. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of July 31, 2010. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2010, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  9

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INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND (Symbol: USSCX)

--------------------------------------------------------------------------------
                                            7/31/10                  7/31/09
--------------------------------------------------------------------------------
Net Assets                              $292.3 Million           $265.0 Million
Net Asset Value Per Share                   $10.65                   $9.42


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
--------------------------------------------------------------------------------
    1 Year                         5 Years                         10 Years
    13.06%                          1.72%                           -6.59%

--------------------------------------------------------------------------------
                        TOTAL ANNUAL OPERATING EXPENSES*
--------------------------------------------------------------------------------
                                      1.68%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2009, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA SCIENCE & TECHNOLOGY FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                       USAA SCIENCE &        LIPPER SCIENCE &
                    S&P 500 INDEX     TECHNOLOGY FUND     TECHNOLOGY FUNDS INDEX
07/31/2000            $10,000.00         $10,000.00             $10,000.00
08/31/2000             10,621.10          11,353.92              11,517.45
09/30/2000             10,060.37          10,465.56              10,336.41
10/31/2000             10,017.84           9,410.93               9,202.97
11/30/2000              9,228.04           7,372.92               6,830.37
12/31/2000              9,273.20           7,629.45               6,758.98
01/31/2001              9,602.21           8,152.02               7,444.18
02/28/2001              8,726.66           6,014.25               5,504.31
03/31/2001              8,173.83           5,178.15               4,697.81
04/30/2001              8,809.02           6,090.26               5,615.03
05/31/2001              8,868.04           5,738.72               5,353.21
06/30/2001              8,652.20           5,577.20               5,264.79
07/31/2001              8,567.03           5,097.39               4,843.11
08/31/2001              8,030.72           4,465.56               4,237.96
09/30/2001              7,382.22           3,458.43               3,328.57
10/31/2001              7,522.99           4,019.00               3,832.63
11/30/2001              8,100.05           4,731.59               4,390.72
12/31/2001              8,171.01           4,660.33               4,411.96
01/31/2002              8,051.77           4,574.82               4,334.78
02/28/2002              7,896.49           4,085.51               3,755.80
03/31/2002              8,193.47           4,460.81               4,097.95
04/30/2002              7,696.71           3,923.99               3,610.11
05/31/2002              7,640.01           3,705.46               3,421.26
06/30/2002              7,095.82           3,235.15               2,970.60
07/31/2002              6,542.81           2,954.87               2,653.41
08/31/2002              6,585.62           2,921.62               2,590.77
09/30/2002              5,869.90           2,503.56               2,230.46
10/31/2002              6,386.55           2,883.61               2,567.94
11/30/2002              6,762.45           3,254.16               2,959.95
12/31/2002              6,365.17           2,859.86               2,586.19
01/31/2003              6,198.43           2,883.61               2,570.99
02/28/2003              6,105.43           2,855.11               2,581.16
03/31/2003              6,164.70           2,878.86               2,579.39
04/30/2003              6,672.49           3,121.14               2,820.58
05/31/2003              7,024.05           3,429.93               3,145.62
06/30/2003              7,113.65           3,491.69               3,167.57
07/31/2003              7,239.08           3,667.46               3,337.73
08/31/2003              7,380.26           3,852.73               3,581.94
09/30/2003              7,301.88           3,819.48               3,486.22
10/31/2003              7,714.95           4,209.03               3,836.85
11/30/2003              7,782.83           4,308.79               3,894.94
12/31/2003              8,190.99           4,375.30               3,913.30
01/31/2004              8,341.34           4,551.07               4,105.71
02/29/2004              8,457.28           4,513.06               4,040.92
03/31/2004              8,329.69           4,399.05               3,955.57
04/30/2004              8,198.93           4,180.52               3,683.07
05/31/2004              8,311.44           4,394.30               3,866.54
06/30/2004              8,473.06           4,484.56               3,933.95
07/31/2004              8,192.62           4,028.50               3,504.41
08/31/2004              8,225.76           3,838.48               3,363.32
09/30/2004              8,314.85           3,981.00               3,519.87
10/31/2004              8,441.88           4,128.27               3,718.70
11/30/2004              8,783.45           4,351.54               3,926.04
12/31/2004              9,082.34           4,513.06               4,074.32
01/31/2005              8,860.96           4,275.53               3,830.06
02/28/2005              9,047.43           4,270.78               3,839.96
03/31/2005              8,887.22           4,099.76               3,737.59
04/30/2005              8,718.67           4,076.01               3,587.69
05/31/2005              8,996.08           4,375.30               3,906.50
06/30/2005              9,008.85           4,380.05               3,861.03
07/31/2005              9,343.88           4,646.08               4,094.04
08/31/2005              9,258.62           4,707.84               4,068.17
09/30/2005              9,333.61           4,750.59               4,146.83
10/31/2005              9,178.01           4,674.58               4,057.16
11/30/2005              9,525.15           4,959.62               4,281.76
12/31/2005              9,528.41           5,016.63               4,293.17
01/31/2006              9,780.75           5,368.17               4,557.41
02/28/2006              9,807.29           5,235.15               4,482.59
03/31/2006              9,929.37           5,320.67               4,594.27
04/30/2006             10,062.70           5,368.17               4,593.61
05/31/2006              9,773.08           5,040.38               4,245.79
06/30/2006              9,786.33           4,945.37               4,168.28
07/31/2006              9,846.70           4,826.60               3,967.49
08/31/2006             10,080.98           5,078.38               4,188.59
09/30/2006             10,340.77           5,206.65               4,324.38
10/31/2006             10,677.73           5,339.67               4,439.55
11/30/2006             10,880.78           5,496.44               4,630.10
12/31/2006             11,033.41           5,501.19               4,582.29
01/31/2007             11,200.27           5,553.44               4,656.04
02/28/2007             10,981.21           5,501.19               4,622.33
03/31/2007             11,104.03           5,524.94               4,647.73
04/30/2007             11,595.89           5,767.22               4,807.10
05/31/2007             12,000.53           6,061.76               4,993.46
06/30/2007             11,801.16           6,061.76               5,056.15
07/31/2007             11,435.27           5,971.50               5,051.50
08/31/2007             11,606.68           6,114.01               5,157.61
09/30/2007             12,040.76           6,365.80               5,427.92
10/31/2007             12,232.29           6,593.82               5,758.34
11/30/2007             11,720.90           6,190.02               5,324.27
12/31/2007             11,639.58           6,137.77               5,350.07
01/31/2008             10,941.42           5,529.69               4,657.09
02/29/2008             10,585.98           5,334.92               4,542.24
03/31/2008             10,540.27           5,244.66               4,511.53
04/30/2008             11,053.61           5,672.21               4,856.98
05/31/2008             11,196.79           5,952.49               5,130.07
06/30/2008             10,252.86           5,520.19               4,680.70
07/31/2008             10,166.67           5,420.43               4,583.97
08/31/2008             10,313.73           5,510.69               4,669.67
09/30/2008              9,394.70           4,741.09               3,984.87
10/31/2008              7,816.88           3,748.22               3,264.13
11/30/2008              7,255.98           3,349.17               2,887.74
12/31/2008              7,333.19           3,482.19               2,990.81
01/31/2009              6,715.10           3,391.92               2,924.07
02/28/2009              6,000.09           3,125.89               2,810.55
03/31/2009              6,525.67           3,482.19               3,121.28
04/30/2009              7,150.24           3,824.23               3,507.71
05/31/2009              7,550.17           4,004.75               3,654.58
06/30/2009              7,565.15           4,128.27               3,724.87
07/31/2009              8,137.36           4,475.06               4,030.19
08/31/2009              8,431.15           4,603.33               4,129.97
09/30/2009              8,745.76           4,821.85               4,379.73
10/31/2009              8,583.29           4,665.08               4,231.27
11/30/2009              9,098.14           4,964.37               4,439.78
12/31/2009              9,273.88           5,249.41               4,722.47
01/31/2010              8,940.26           4,931.12               4,386.46
02/28/2010              9,217.21           5,087.89               4,564.17
03/31/2010              9,773.42           5,415.68               4,878.04
04/30/2010              9,927.72           5,463.18               4,987.15
05/31/2010              9,134.98           5,054.63               4,645.72
06/30/2010              8,656.78           4,774.35               4,367.35
07/31/2010              9,263.30           5,059.38               4,643.59

                                   [END CHART]

                          Data from 7/31/00 to 7/31/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the following benchmarks:

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                AS OF 7/31/2010
                               (% of Net Assets)

Apple, Inc. ..........................................................  8.2%
Microsoft Corp. ......................................................  5.4%
Oracle Corp. .........................................................  5.1%
QUALCOMM, Inc. .......................................................  3.6%
International Business Machines Corp. ................................  3.5%
Cisco Systems, Inc. ..................................................  2.9%
Western Union Co. ....................................................  2.5%
Broadcom Corp. "A" ...................................................  2.1%
Alliance Data Systems Corp. ..........................................  1.9%
Research In Motion Ltd. ..............................................  1.9%

You will find a complete list of securities that the Fund owns on pages 16-21.

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2010 o

                      [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                   73.7%
HEALTH CARE                                                              22.8%
CONSUMER DISCRETIONARY                                                    1.8%
MONEY MARKET INSTRUMENTS*                                                 0.9%
CONSUMER STAPLES                                                          0.6%
EXCHANGE-TRADED FUND**                                                    0.4%
INDUSTRIALS                                                               0.1%

                                  [END CHART]

 * Excludes short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2010 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Science & Technology Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 17, 2010

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (99.4%)

             COMMON STOCKS (99.0%)

             CONSUMER DISCRETIONARY (1.8%)
             ------------------------------
             AUTOMOBILE MANUFACTURERS (0.2%)
  111,590    BYD Co. Ltd. "H"(a),(b)                                    $    771
                                                                        --------
             CONSUMER ELECTRONICS (0.7%)
2,820,000    Skyworth Digital Technology Co. Ltd.(a)                       2,047
                                                                        --------
             EDUCATION SERVICES (0.9%)
   10,569    Strayer Education, Inc.(b)                                    2,530
                                                                        --------
             Total Consumer Discretionary                                  5,348
                                                                        --------
             CONSUMER STAPLES (0.6%)
             ----------------------
             DRUG RETAIL (0.6%)
   55,380    CVS Caremark Corp.                                            1,700
                                                                        --------
             HEALTH CARE (22.8%)
             ------------------
             BIOTECHNOLOGY (5.2%)
   34,100    3SBio, Inc. ADR*                                                513
   16,900    Affymax, Inc.*                                                  109
   11,285    AMAG Pharmaceuticals, Inc.*                                     355
   30,600    Amgen, Inc.*                                                  1,669
   64,600    Amylin Pharmaceuticals, Inc.*                                 1,222
  111,600    Celera Corp.*                                                   747
   33,600    Celgene Corp.*                                                1,853
   32,680    Celldex Therapeutics, Inc.*                                     168
   19,600    Cephalon, Inc.*                                               1,112
  111,933    Cytokinetics, Inc.*(b)                                          308
      800    Genzyme Corp.*                                                   56
   35,400    Gilead Sciences, Inc.*                                        1,179
   21,400    Immunogen, Inc.*                                                202
  197,642    Incyte Corp.*(b)                                              2,573
   10,700    Ironwood Pharmaceuticals, Inc.*(b)                              126
  118,400    Ligand Pharmaceuticals, Inc. "B"*                               195
   27,100    Regeneron Pharmaceuticals, Inc.*                                656
    9,700    Rigel Pharmaceuticals, Inc.*                                     79
   63,000    Seattle Genetics, Inc.*                                         767

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   80,300    Sigma Technologies International, Inc.*(b)                 $    673
   21,000    Vertex Pharmaceuticals, Inc.*                                   707
                                                                        --------
                                                                          15,269
                                                                        --------
             HEALTH CARE DISTRIBUTORS (1.9%)
   46,100    AmerisourceBergen Corp.                                       1,381
   51,740    Cardinal Health, Inc.                                         1,670
   39,510    McKesson Corp.                                                2,482
                                                                        --------
                                                                           5,533
                                                                        --------
             HEALTH CARE EQUIPMENT (5.7%)
   45,600    ABIOMED, Inc.*                                                  506
   33,630    Baxter International, Inc.                                    1,472
   16,600    Beckman Coulter, Inc.                                           761
   17,680    C.R. Bard, Inc.                                               1,388
   32,000    CareFusion Corp.*                                               674
   58,600    China Medical Technologies, Inc. ADR(b)                         601
   55,200    Covidien plc                                                  2,060
   17,981    DiaSorin S.p.A.(a)                                              665
   17,940    Hospira, Inc.*                                                  935
    7,600    Masimo Corp.                                                    175
   85,000    Medtronic, Inc.                                               3,142
   49,200    St. Jude Medical, Inc.*                                       1,809
  608,000    Trauson Holdings Co. Ltd.*                                      283
   84,300    Volcano Corp.*                                                1,861
   21,800    Wright Medical Group, Inc.*(b)                                  340
                                                                        --------
                                                                          16,672
                                                                        --------
             HEALTH CARE SERVICES (0.2%)
   14,100    Accretive Health, Inc.*                                         168
   19,800    RehabCare Group, Inc.*                                          419
                                                                        --------
                                                                             587
                                                                        --------
             HEALTH CARE TECHNOLOGY (0.1%)
    8,200    Eclipsys Corp.*                                                 162
                                                                        --------
             LIFE SCIENCES TOOLS & SERVICES (0.5%)
   28,300    PAREXEL International Corp.*                                    581
   21,000    Thermo Fisher Scientific, Inc.*                                 942
                                                                        --------
                                                                           1,523
                                                                        --------
             MANAGED HEALTH CARE (1.9%)
   36,170    Aetna, Inc.                                                   1,008
   43,460    CIGNA Corp.                                                   1,337
   99,940    UnitedHealth Group, Inc.                                      3,043
    6,490    WellPoint, Inc.*                                                329
                                                                        --------
                                                                           5,717
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             PHARMACEUTICALS (7.3%)
    4,086    Alk Abello A.S.(a)                                         $    256
   16,100    Ardea Biosciences, Inc.*                                        321
   13,900    AstraZeneca plc ADR(b)                                          701
   70,800    Daiichi Sankyo Co. Ltd.(a)                                    1,318
   35,100    Eisai Co. Ltd.(a)                                             1,195
  264,600    Elan Corp. plc ADR*                                           1,262
   13,600    Eli Lilly and Co.                                               484
   72,800    Forest Laboratories, Inc.*                                    2,020
   34,200    King Pharmaceuticals, Inc.*                                     300
   22,757    Laboratorios Almirall S.A.(a)                                   216
   66,300    Medicines Co.*                                                  611
   77,700    Merck & Co., Inc.                                             2,678
  233,100    Pfizer, Inc.                                                  3,496
    3,572    Roche Holdings AG(a)                                            464
   93,000    Shionogi & Co. Ltd.(a)                                        1,902
   22,500    Simcere Pharmaceutical Group ADR*                               204
   35,643    Teva Pharmaceutical Industries Ltd. ADR                       1,741
   21,105    UCB S.A.(a)                                                     681
   20,600    Warner Chilcott plc "A"*                                        527
   21,000    Watson Pharmaceuticals, Inc.*                                   850
   16,900    XenoPort, Inc.*                                                 104
                                                                        --------
                                                                          21,331
                                                                        --------
             Total Health Care                                            66,794
                                                                        --------
             INDUSTRIALS (0.1%)
             ------------------
             RESEARCH & CONSULTING SERVICES (0.1%)
   14,900    Huron Consulting Group, Inc.*                                   306
                                                                        --------
             INFORMATION TECHNOLOGY (73.7%)
             ------------------------------
             APPLICATION SOFTWARE (2.4%)
   37,030    Adobe Systems, Inc.*                                          1,064
   70,900    AsiaInfo Holdings, Inc.*(b)                                   1,446
   44,430    Longtop Financial Technologies Ltd. ADR*(b)                   1,481
   11,500    Salesforce.com, Inc.*                                         1,138
   69,990    Vanceinfo Technologies, Inc.*                                 1,777
                                                                        --------
                                                                           6,906
                                                                        --------
             COMMUNICATIONS EQUIPMENT (12.9%)
1,352,000    AAC Acoustic Technologies Holdings, Inc.(a)                   2,399
  371,398    Cisco Systems, Inc.*                                          8,568
   57,750    High Tech Computer Corp.(a)                                   1,063
   99,200    Juniper Networks, Inc.*                                       2,756
  464,090    Motorola, Inc.*                                               3,476

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
  116,870    Polycom, Inc.*                                             $  3,469
  279,348    QUALCOMM, Inc.                                               10,637
   94,820    Research In Motion Ltd.*                                      5,455
                                                                        --------
                                                                          37,823
                                                                        --------
             COMPUTER HARDWARE (11.2%)
  773,141    Acer, Inc.(a)                                                 2,076
   93,400    Apple, Inc.*                                                 24,027
  160,340    Dell, Inc.*                                                   2,123
   97,186    Hewlett-Packard Co.                                           4,475
                                                                        --------
                                                                          32,701
                                                                        --------
             COMPUTER STORAGE & PERIPHERALS (1.9%)
  104,919    EMC Corp.*                                                    2,077
   32,443    NetApp, Inc.*                                                 1,372
  127,700    QLogic Corp.*                                                 2,033
                                                                        --------
                                                                           5,482
                                                                        --------
             DATA PROCESSING & OUTSOURCED SERVICES (7.2%)
   95,146    Alliance Data Systems Corp.*(b)                               5,469
   20,060    Amadeus IT Holding S.A. "A"*(a)                                 353
   86,485    Automatic Data Processing, Inc.                               3,569
   33,416    ExlService Holdings, Inc.*                                      622
   69,050    Genpact Ltd.*                                                 1,041
   55,300    hiSoft Technology International Ltd. ADR*                       664
   30,506    Visa, Inc. "A"                                                2,238
  442,470    Western Union Co.                                             7,181
                                                                        --------
                                                                          21,137
                                                                        --------
             ELECTRONIC COMPONENTS (0.5%)
  429,720    Delta Electronics, Inc.(a)                                    1,485
                                                                        --------
             ELECTRONIC MANUFACTURING SERVICES (0.6%)
  455,786    Hon Hai Precision Industry Corp. Ltd.*(a)                     1,841
                                                                        --------
             INTERNET SOFTWARE & SERVICES (4.6%)
  510,000    Alibaba.com Ltd.(a),(b)                                       1,053
   98,550    eBay, Inc.*                                                   2,061
   35,821    Equinix, Inc.*                                                3,350
    3,682    Google, Inc. "A"*                                             1,785
  105,230    Tencent Holdings Ltd.(a)                                      2,023
  113,513    VeriSign, Inc.*                                               3,195
                                                                        --------
                                                                          13,467
                                                                        --------
             IT CONSULTING & OTHER SERVICES (8.2%)
  105,285    Accenture plc "A"                                             4,173
   60,401    Gartner, Inc.*                                                1,520

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
2,591,710    Hi Sun Technology Ltd.*(a)                                 $  1,017
   78,593    International Business Machines Corp.                        10,091
  436,624    Sapient Corp.                                                 4,803
   70,100    Teradata Corp.*                                               2,229
                                                                        --------
                                                                          23,833
                                                                        --------
             SEMICONDUCTOR EQUIPMENT (1.3%)
  153,900    Applied Materials, Inc.                                       1,816
  206,900    ASM Pacific Technology Ltd.(a)                                1,890
                                                                        --------
                                                                           3,706
                                                                        --------
             SEMICONDUCTORS (8.4%)
  113,510    Analog Devices, Inc.                                          3,372
  359,530    Applied Micro Circuits Corp.*                                 4,300
  172,100    Broadcom Corp. "A"                                            6,201
  232,510    Maxim Integrated Products, Inc.                               4,076
  131,091    Media Tek, Inc.(a)                                            1,766
  148,000    Richtek Technology Corp.*(a)                                  1,253
    2,628    Samsung Electronics Co. Ltd.(a)                               1,804
   96,537    Skyworks Solutions, Inc.*                                     1,692
                                                                        --------
                                                                          24,464
                                                                        --------
             SYSTEMS SOFTWARE (14.0%)
  124,260    BMC Software, Inc.*                                           4,421
   67,880    Check Point Software Technologies Ltd.*                       2,310
  616,083    Microsoft Corp.                                              15,901
  633,960    Oracle Corp.                                                 14,987
  104,300    Red Hat, Inc.*                                                3,353
                                                                        --------
                                                                          40,972
                                                                        --------
             TECHNOLOGY DISTRIBUTORS (0.5%)
  934,060    Digital China Holdings Ltd.(a)                                1,506
                                                                        --------
             Total Information Technology                                215,323
                                                                        --------
             Total Common Stocks (cost: $279,737)                        289,471
                                                                        --------

             WARRANTS (0.0%)

             HEALTH CARE (0.0%)
             ------------------
             BIOTECHNOLOGY (0.0%)
   14,450    Cytokinetics, Inc., acquired 5/19/2009; cost $0*(a),(c)           -
                                                                        --------

             EXCHANGE-TRADED FUNDS (0.4%)
   21,900    iShares S&P North American Technology Sector
               Index Fund (cost: $1,168)                                   1,138
                                                                        --------
             Total Equity Securities (cost: $280,905)                    290,609
                                                                        --------

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (0.9%)

             MONEY MARKET FUNDS (0.9%)
2,563,849    State Street Institutional Liquid Reserve
               Fund, 0.27%(d) (cost: $2,564)                            $  2,564
                                                                        --------

             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (4.4%)

             MONEY MARKET FUNDS (0.1%)
    6,836    AIM Short-Term Investment Co. Liquid Assets
               Portfolio, 0.26%(d)                                             7
  271,697    BlackRock Liquidity Funds TempFund Portfolio, 0.23%(d)          272
                                                                        --------
             Total Money Market Funds                                        279
                                                                        --------


--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (4.3%)
   $5,618    Credit Suisse First Boston, LLC, 0.21%, acquired
               on 7/30/2010 and due 8/02/2010 at $5,618
               (collateralized by $5,735 of Freddie Mac(e),
               0.17%(f), due 10/25/2010; market value $5,733)              5,618
    6,900    Deutsche Bank Securities, Inc., 0.19%, acquired
               on 7/30/2010 and due 8/02/2010 at $6,900
               (collateralized by $2,906 of Federal Farm Credit
               Bank(e), 3.63 - 3.88%, due 10/07/2013 - 6/15/2018;
               $4,000 of Fannie Mae(e), 3.50%, due 11/30/2016;
               combined market value $7,039)                               6,900
                                                                        --------
             Total Repurchase Agreements                                  12,518
                                                                        --------
             Total Short-Term Investments Purchased With Cash
               Collateral From Securities Loaned (cost: $12,797)          12,797
                                                                        --------
             TOTAL INVESTMENTS (COST: $296,266)                         $305,970
                                                                        ========

--------------------------------------------------------------------------------
                                                          CONTRACT    UNREALIZED
NUMBER OF      FORWARD CURRENCY              EXPIRATION    VALUE    DEPRECIATION
CONTRACTS      CONTRACTS                        DATE       (000)           (000)
--------------------------------------------------------------------------------
             CONTRACTS TO SELL (0.0%)
118,933,000  Japanese Yen                     2/04/2011    $1,379          $(51)
 82,662,000  Japanese Yen                     2/04/2011       959           (28)
                                                           ---------------------
             RECEIVABLE AMOUNT ($2,259)                    $2,338          $(79)
                                                           =====================

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks:                           $258,427                $31,044          $-      $289,471
  Warrants                                        -                      -           -             -
  Exchange-Traded Funds                       1,138                      -           -         1,138
Money Market Instruments:
  Money Market Funds                          2,564                      -           -         2,564
Short-Term Investments Purchased
  With Cash Collateral From
  Securities Loaned:
  Money Market Funds                            279                      -           -           279
  Repurchase Agreements                           -                 12,518           -        12,518
----------------------------------------------------------------------------------------------------
Total                                      $262,408                $43,562          $-      $305,970
----------------------------------------------------------------------------------------------------


LIABILITIES                                                                                    TOTAL
----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell*            $(79)                    $-         $-          $(79)
----------------------------------------------------------------------------------------------------

* Forward currency contracts are valued at the unrealized appreciation/ (depreciation) of the contract.

For the period of February 1, 2010** through July 31, 2010, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

** The accounting standard requiring this disclosure was effective for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2009

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. Investments in foreign securities were 16.9% of net assets at July 31, 2010. A category percentage of 0.0% represents less than 0.1% of net assets.

o  CATEGORIES AND DEFINITIONS

   WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S.bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares are traded on securities exchanges.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

o  SPECIFIC NOTES

   (a) Security was fair valued at July 31, 2010, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

   (b) The security or a portion thereof was out on loan as of July 31,2010.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2010, was less than $500, which represented less than 0.1% of the Fund's net assets.

   (d) Rate represents the money market fund annualized seven-day yield at July 31, 2010.

   (e) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value
      (including securities on loan of $12,414) (cost of $296,266)          $ 305,970
   Receivables:
      Capital shares sold                                                         294
      Dividends and interest                                                      282
      Securities sold                                                           3,606
      Other                                                                         8
                                                                            ---------
         Total assets                                                         310,160
                                                                            ---------
LIABILITIES
   Payables:
      Upon return of securities loaned                                         12,797
      Securities purchased                                                      4,595
      Capital shares redeemed                                                      91
      Unrealized depreciation on foreign currency contracts held, at value         79
   Accrued management fees                                                        174
   Accrued transfer agent's fees                                                    9
   Other accrued expenses and payables                                             89
                                                                            ---------
         Total liabilities                                                     17,834
                                                                            ---------
            Net assets applicable to capital shares outstanding             $ 292,326
                                                                            =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $ 413,518
   Accumulated undistributed net investment loss                                  (28)
   Accumulated net realized loss on investments                              (130,789)
   Net unrealized appreciation of investments                                   9,704
   Net unrealized depreciation of foreign currency translations                   (79)
                                                                            ---------
      Net assets applicable to capital shares outstanding                   $ 292,326
                                                                            =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                 27,458
                                                                            =========
   Net asset value, redemption price, and offering price per share          $   10.65
                                                                            =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $85)                         $ 2,996
  Interest                                                                       5
  Securities lending (net)                                                     104
                                                                           -------
        Total income                                                         3,105
                                                                           -------
EXPENSES
  Management fees                                                            2,111
  Administration and servicing fees                                            447
  Transfer agent's fees                                                      1,381
  Custody and accounting fees                                                  107
  Postage                                                                       83
  Shareholder reporting fees                                                    41
  Trustees' fees                                                                10
  Registration fees                                                             36
  Professional fees                                                             73
  Other                                                                         10
                                                                           -------
        Total expenses                                                       4,299
  Expenses paid indirectly                                                     (10)
  Transfer agent's fees reimbursed (Note 6D):                                  (98)
                                                                           -------
        Net expenses                                                         4,191
                                                                           -------
NET INVESTMENT LOSS                                                         (1,086)
                                                                           -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, AND FOREIGN CURRENCY
  Net realized gain (loss) on:
     Investments                                                            40,522
     Foreign currency transactions                                             (23)
  Change in net unrealized appreciation/depreciation of:
     Investments                                                            (5,003)
     Foreign currency translations                                             (79)
                                                                           -------
        Net realized and unrealized gain                                    35,417
                                                                           -------
  Increase in net assets resulting from operations                         $34,331
                                                                           =======

See accompanying notes to financial statements.

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                  2010           2009
-------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                        $ (1,086)      $ (1,371)
   Net realized gain (loss) on investments                      40,522        (78,579)
   Net realized loss on foreign currency transactions              (23)           (11)
   Change in net unrealized appreciation/depreciation of:
      Investments                                               (5,003)        25,127
      Foreign currency translations                                (79)             4
                                                              -----------------------
      Increase (decrease) in net assets resulting
         from operations                                        34,331        (54,830)
                                                              -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    51,796         40,992
   Cost of shares redeemed                                     (58,804)       (38,772)
                                                              -----------------------
      Increase (decrease) in net assets from capital
         share transactions                                     (7,008)         2,220
                                                              -----------------------
   Net increase (decrease) in net assets                        27,323        (52,610)

NET ASSETS
   Beginning of year                                           265,003        317,613
                                                              -----------------------
   End of year                                                $292,326       $265,003
                                                              =======================
Accumulated undistributed net investment loss:
   End of year                                                $    (28)      $    (11)
                                                              =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   4,831          4,995
   Shares redeemed                                              (5,513)        (4,696)
                                                              -----------------------
      Increase (decrease) in shares outstanding                   (682)           299
                                                              =======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term capital appreciation.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

       place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   6. Forward currency contracts are valued using daily foreign currency exchange rates.

   7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Securities classified as Level 2 include repurchase agreements, because they are valued at amortized cost which approximates fair value, and common stocks traded on foreign exchanges, because their fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to forward currency contracts under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

   FORWARD CURRENCY CONTRACTS -- The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. When the Fund believes that the currency of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2010 (IN THOUSANDS)

                           ASSET DERIVATIVES                LIABILITY DERIVATIVES
------------------------------------------------------------------------------------
                        STATEMENT OF                     STATEMENT OF
DERIVATIVES NOT         ASSETS AND                       ASSETS AND
ACCOUNTED FOR AS        LIABILITIES                      LIABILITIES
HEDGING INSTRUMENTS     LOCATION            FAIR VALUE   LOCATION          FAIR VALUE
-------------------------------------------------------------------------------------
Forward currency        -                      $-        Unrealized           $(79)
contracts                                                depreciation of
                                                         foreign currency
                                                         translations
-------------------------------------------------------------------------------------

   For open derivative instruments as of July 31, 2010, see the portfolio of investments, which is also indicative of activity for the year ended July 31, 2010.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2010 (IN THOUSANDS)

DERIVATIVES                                                  CHANGE IN UNREALIZED
NOT ACCOUNTED      STATEMENT OF                              APPRECIATION
FOR AS HEDGING     OPERATIONS          REALIZED GAIN (LOSS)  (DEPRECIATION)
INSTRUMENTS        LOCATION            ON DERIVATIVES        ON DERIVATIVES
---------------------------------------------------------------------------------
Forward            Change in net               $-                   $(79)
currency           unrealized
contracts          appreciation/
                   depreciation of
                   foreign currency
                   translations
---------------------------------------------------------------------------------

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/ losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $10,000 and less than $500, respectively.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $1,000, which represents 0.7% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2010.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for net operating losses and foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $1,092,000, decrease accumulated undistributed net investment loss by $1,069,000, and decrease accumulated net realized loss on investments by $23,000. These reclassifications had no effect on net assets.

The Fund did not pay any distributions during the years ended July 31, 2010, and 2009.

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                       $(122,226,000)
Unrealized appreciation of investments                         1,114,000
Unrealized depreciation on foreign currency translations         (79,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had a post-October currency loss of $28,000 and capital loss carryovers of $122,198,000, for federal income tax purposes. The post-October loss will be recognized on the first day of the following fiscal year. If not offset by subsequent capital

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

gains, the capital loss carryovers will expire between 2011 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                             CAPITAL LOSS CARRYOVERS
                    -------------------------------------------
                       EXPIRES                       BALANCE
                    ------------                  -------------
                        2011                      $ 91,257,000
                        2017                        14,426,000
                        2018                        16,515,000
                                                  ------------
                                        Total     $122,198,000
                                                  ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $347,847,000 and $354,569,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $304,856,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

Gross unrealized appreciation and depreciation of investments as of July 31, 2010, for federal income tax purposes, were $23,519,000 and $22,405,000, respectively, resulting in net unrealized appreciation of $1,114,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2010, the Fund received securities-lending income of $104,000, which is net of the 20% income retained by Wachovia. As of July 31, 2010, the Fund loaned securities having a fair market value of

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

approximately $12,414,000 and received cash collateral of $12,797,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Science & Technology Funds Index over the performance period. The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category. The performance period for the Fund consists of the current month

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX 1               AS A % OF THE FUND'S AVERAGE NET ASSETS 1
-----------------------------------------------------------------------------
+/- 1.00% to 4.00%                 +/- 0.04%
+/- 4.01% to 7.00%                 +/- 0.05%
+/- 7.01% and greater              +/- 0.06%

    1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Science & Technology Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $2,111,000, which included a (0.04)% performance adjustment of $(121,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Wellington Management Company, LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

   manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $1,141,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $447,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the Manager $12,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,381,000.

   During the year ended July 31, 2010, SAS reimbursed the Fund $98,000 for corrections in fees paid for the administration and servicing of certain accounts.

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements, other than noted below.

Effective August 1, 2010, the Fund will offer a new class of shares, Adviser Shares, which are intended for persons purchasing shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

42  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------------
                                     2010            2009           2008           2007           2006
                                 ---------------------------------------------------------------------
Net asset value at
  beginning of period            $   9.42        $  11.41       $  12.56       $  10.16       $   9.78
                                 ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment loss(a)             (.04)           (.05)          (.05)          (.10)          (.10)
  Net realized and
    unrealized gain (loss)(a)        1.27           (1.94)         (1.10)          2.50            .48
                                 ---------------------------------------------------------------------
Total from investment
  operations(a)                      1.23           (1.99)         (1.15)          2.40            .38
                                 ---------------------------------------------------------------------
Net asset value at
  end of period                  $  10.65        $   9.42       $  11.41       $  12.56       $  10.16
                                 =====================================================================
                                    13.06(d)       (17.44)         (9.16)         23.62(b)        3.89
Total return (%)*
Net assets at
  end of period (000)            $292,326        $265,003       $317,613       $367,454       $333,539
Ratios to average net assets:**
  Expenses (%)(c)                    1.45(d)         1.67           1.49           1.51(b)        1.55
  Net investment loss (%)            (.37)           (.60)          (.44)          (.84)          (.91)
Portfolio turnover (%)                120             191            134            112            105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2010, average net assets were $297,510,000.
(a) Calculated using average shares. For the year ended July 31, 2010, average shares were 28,006,000.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.
    The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                     (.00%)+         (.00%)+         (.00%)+       (.01%)          (.02%)
    (+) Represents less than 0.01% of average net assets.
(d) During the year ended July 31, 2010, SAS reimbursed the Fund $98,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the
    Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by
    0.03%. This decrease is excluded from the expense ratios above.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

44  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                   BEGINNING               ENDING              DURING PERIOD*
                                 ACCOUNT VALUE          ACCOUNT VALUE        FEBRUARY 1, 2010 -
                                FEBRUARY 1, 2010        JULY 31, 2010           JULY 31, 2010
---------------------------------------------------------------------------------------------
Actual                             $1,000.00              $1,026.00                 $7.08

Hypothetical
  (5% return before expenses)       1,000.00               1,017.80                  7.05

* Expenses are equal to the Fund's annualized expense ratio of 1.41%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 2.60% for the six-month period of February 1,2010, through July 31, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENTS

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

46  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads and front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe").

Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects

================================================================================

48  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

of any performance adjustment -- was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was above the median of its expense group and its expense universe. The Board took into account management's discussion of the Fund's expenses, including the effect of shareholder account size on Fund expenses. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods December 31, 2009 and was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% for the one- and three-year periods ended December 31, 2009 and was in the top 40% of its performance universe for the five-year period ended December 31, 2009. The Board also took into account Management's discussion of the Fund's performance, including factors that contributed to the Fund's relative underperformance over the short term. The Board also considered the Subadviser's performance, including the Subadviser's longer-term performance history.

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

COMPENSATION AND PROFITABILTY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fee out of the management fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement;

================================================================================

50  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed may have different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser, the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted

================================================================================

52  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

54  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

58  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

N O T E S

--------------------------------------------------------------------------------



























60 | USAA SCIENCE & TECHNOLOGY FUND

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================================================================================
                                                                  N O T E S | 61

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================================================================================
62 | USAA SCIENCE & TECHNOLOGY FUND

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================================================================================
                                                                  N O T E S | 63

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================================================================================
64 | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT USAA.COM                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   31712-0910                                (C)2010, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2010 and 2009 were $359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    September 30, 2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    September 30, 2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    September 30, 2010
         ------------------------------


*Print the name and title of each signing officer under his or her signature.